COMMUNITY FIRST FINANCIAL CORPORATION

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Board Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

COMMUNITY FIRST FINANCIAL CORPORATION

(Name of Registrant as Specified In Its Charter)

N.A.

(Name of Person(s) Filing Proxy Statement

if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

Not Applicable.

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Not Applicable.

April 8, 2004

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Community First Financial Corporation. The meeting will begin at 2:00 p.m. on Monday, May 10, 2004, at the Aviary, 402 Grove Street, Lynchburg, Virginia 24501.

Please sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

Very truly yours,

John L. Wynne
President

COMMUNITY FIRST FINANCIAL CORPORATION

1646 Graves Mill Road

Lynchburg, Virginia 24502

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Community First Financial Corporation:

NOTICE is hereby given that the 2004 Annual Meeting of Stockholders of Community First Financial Corporation will be held at the Aviary, 402 Grove Street, Lynchburg, Virginia 24501, on Monday, May 10, 2004, at 2:00 p.m. for the following purposes:

(1)	Electing Directors for the ensuing year.

(2)	Voting on appointment of Larrowe & Company, PLC, as independent auditor of CFFC for the year 2004.

(3)	Transacting such other business as may properly come before the meeting, or any adjournments thereof.

Only stockholders of record at the close of business on April 1, 2004, are entitled to notice of and to vote at such meeting, or any adjournments thereof.

Your attention is directed to the Proxy Statement accompanying this notice for a more complete statement regarding matters proposed to be acted upon at the meeting.

To ensure that your shares are represented at the meeting, please fill in, date, sign, and mail promptly the enclosed proxy, for which a return envelope is provided. Your proxy is revocable at any time prior to its exercise.

By Order of the Board of Directors

April 8, 2004

COMMUNITY FIRST FINANCIAL CORPORATION

1646 Graves Mill Road

Lynchburg, Virginia 24502

PROXY STATEMENT

FOR 2004 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 10, 2004

The Board of Directors of Community First Financial Corporation (“CFFC”) solicits the enclosed proxy to be used at the 2004 Annual Meeting of Stockholders to be held at the Aviary, 402 Grove Street, Lynchburg, Virginia 24501, on Monday, May 10, 2004, at 2:00 p.m., and at any adjournment thereof.

The cost of solicitation of proxies will be borne by CFFC. Solicitations will be made only by mail, except that, if necessary, officers and regular employees of CFFC and Community First Bank may make solicitations of proxies by telegram, telephone or personal calls. Brokerage houses and other nominees may request that copies of the proxy soliciting material be furnished to them for mailing to the beneficial owners of the stock held of record by such brokerage houses and nominees. CFFC may reimburse them for their reasonable expenses in this connection.

All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting in accordance with the instructions therein contained, if any. Any person signing and mailing the enclosed proxy may revoke the proxy at any time prior to the actual voting thereof by a written revocation, by delivery of a later proxy, or by either revoking the proxy or voting in person at the meeting. Directors are elected by a plurality of votes properly cast, assuming a quorum is present. All other matters coming before the meeting will be approved if the votes favoring such matter exceed those opposing it. Abstentions and broker non-votes will have no direct effect on the election of directors or any other matter which may be considered.

An Annual Report to Stockholders, including CFFC’s financial statements for the year ended December 31, 2003, accompanies this proxy statement. This proxy statement and the accompanying proxy are first being sent or delivered to stockholders of CFFC on or about April 8, 2004.

As of March 31, 2004, CFFC had outstanding 968,613 shares of its common stock, each of which is entitled to one vote at the Annual Meeting. Only stockholders of record at the close of business on April 1, 2004, will be entitled to vote at the meeting, or any adjournment thereof.

ITEM 1: ELECTION OF DIRECTORS

At the annual meeting, two Class B Directors will be elected, to serve until the Annual Meeting of Stockholders in 2007, or until their successors shall be elected and qualify. In the event that any nominee becomes unavailable for election, any proxy voted in his favor will be voted for a substitute nominee. However, the Board of Directors does not anticipate that any nominee will be unavailable for election, and all nominees have consented to be named and to serve if elected. Each nominee named above has been recommended for election by the Board of Directors.

INFORMATION CONCERNING NOMINEES

Class B, serving until the 2007 Annual Meeting of Stockholders:

Name	Age	Director Since	Principal Occupation Last Five Years
A. C. Coleman, Jr	62	2002	Chairman of the Board, Coleman-Adams Construction, Inc.

Daniel P. Thornton	48	2002	National Accounts Manager, Progress Printing Company

INFORMATION CONCERNING REMAINING DIRECTORS

Class A, serving until the 2006 Annual Meeting of Stockholders:

Name	Age	Director Since	Principal Occupation Last Five Years
T. Scott Garrett. M.D.	47	2003	General Surgeon

Thomas S. Mignogna	70	2002	Retired President and Chairman, Limitorque Corporation

Larry H. Redmond	62	2002	Radiologist, Radiology Consultants of Lynchburg

Class C, serving until the 2005 Annual Meeting of Stockholders:

Name	Age	Director Since	Principal Occupation Last Five Years
R. Thomas Beach	52	2002	Private Investor

Frank C. Crist, Jr.	58	2002	President, Brady & Crist Dentists, Inc.

John L. Wynne	58	2002	President and Chief Executive Officer, CFFC; President and Chief Executive Officer, Community First Bank 1999-present; President and Chief Executive Officer, First Community Bank, 1986-1998

EXECUTIVE COMPENSATION

The following table sets forth the cash compensation of CFFC’s Chief Executive Officer and three next most highly compensated officers for the fiscal years ended December 31, 2003, 2002, and 2001. No other officer received in excess of $100,000 for the year 2003.

Summary Compensation Table 1

Name and Capacity in Which Served	Year ending December 31	Salary		Bonus		All Other Cash Compensation[2]
John L. Wynne, President	2003 2002 2001	$ $ $	159,999.96 140,000.01 129,999.96	$	None 61,100.00 None	$	None 2,799.72 None

J. Michael Thomas, Vice President, Business Banking	2003 2002 2001	$ $ $	99,750.00 95,000.16 87,500.17	$ $	9,500.00 28,875.00 None	$ $ $	7,388.73 7,113.33 13,939.20

F. F. Falls, Vice President	2003 2002	$ $	102,375.12 97,500.00	$ $	9,750.00 29,700.00	$ $	3,750.00 3,051.04

Walter G. Mason, II Vice President	2003 2002	$ $	99,750.00 95,000.16	$ $	9,500.00 28,825.00	$	None 1,399.86

(1)	Includes compensation by CFFC’s predecessor, Community First Bank.
(2)	Consists of profit-sharing contribution and cash payment for unused health insurance, vacation and other benefits.

DIRECTORS MEETINGS, COMMITTEES AND FEES

Directors of CFFC currently receive no fees for attendance at board meetings, and no fees for attending committee meetings.

The Board of Directors held eight meetings during fiscal year 2003. All incumbent directors attended at least 75 percent of the aggregate number of meetings held by the Board and meetings of committees on which they served except for Director Coleman who was awaiting heart surgery and attended 37.5 percent of the meetings, Dr. Garrett (who wasn’t elected to the board of CFFC until December 2003 and therefore attended only 25 percent of the meetings), and Director Redmond, who attended 62.5 percent of the meetings.

The Board of Directors has appointed an Audit Committee consisting of the following nonemployee directors: Messrs. Beach, Crist, Mignogna, Redmond and Thornton. The Audit Committee, which met eight times during 2003, is responsible for reviewing the financial records and reports of CFFC. All members of the committee are considered independent under Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers.

The Board of Directors has appointed a Nominating Committee, currently consisting of Messrs. Beach, Crist, and Thornton, to consider nominees to stand for election to the Board of Directors. The Nominating Committee met one time during 2003. All members of the Committee are considered independent under the foregoing NASD rule. A copy of its charter is attached to this proxy statement as Appendix A.

The Nominating Committee has no formal policy or procedure for considering nominees proposed by the shareholders. In the view of the Board of Directors, the business community in which the Bank is located is sufficiently small, and its members (all of whom live in the area) are sufficiently diverse and close to that community, that it is not necessary to have such a policy to identify potential candidates. Committee members, in consultation with the full Board, believe they have sufficient contacts in that community to identify, evaluate and recruit prospective nominees.

There are no specific minimum qualifications for nomination as a member of the Board. However, and regardless of the source of a suggested nominee, each nominee is expected to have a reputation for unquestioned integrity and reliability, significant business experience, and available time to attend regularly all meetings of the Board and committees on which such person may serve.

The Executive Committee of the Board of Directors acts as the Compensation Committee for CFFC. It reviews the compensation of the Chief Executive Officer and makes recommendations for annual adjustments thereto based on local and industry conditions.

Audit Committee Report

The Audit Committee of the Board is responsible for providing independent, objective oversight of CFFC’s accounting functions and internal controls. The Audit Committee is composed entirely of directors who are independent as defined by Bank policy and by the listing standards of the National Association of Securities Dealers. It acts under a written charter adopted and approved by the Board of Directors.

The responsibilities of the Audit Committee include recommending to the Board an accounting firm to be engaged as CFFC’s independent accountants. Additionally, and as appropriate, the Audit Committee reviews and evaluates, and discusses and consults with management, internal audit personnel and the independent accountants regarding, the following:

•	the plan for, and independent accountants’ report on, each audit of CFFC’s financial statements

•	CFFC’s financial disclosure documents, including all financial statements and reports filed with the Board of Governors of the Federal Reserve System, Securities and Exchange Commission or sent to shareholders

•	changes in CFFC’s accounting practices, principles, controls or methodologies, or in its financial statements

•	significant developments in accounting rules

•	the adequacy of CFFC’s internal accounting controls, and accounting, financial and auditing personnel

•	the establishment and maintenance of an environment at CFFC that promotes ethical behavior

The Audit Committee is responsible for recommending to the Board that CFFC’s financial statements be included in its annual report. The Committee took a number of steps in making this recommendation for 2004. First, the Audit Committee discussed with its independent public accountants those matters the accountant communicated to and discussed with the Audit Committee under applicable auditing standards, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed the accountant’s independence with that firm and received a letter from the accountant concerning independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure informed the Audit Committee of the accountant’s independence, and assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed, with CFFC management and the accounting firm, CFFC’s audited consolidated balance sheets at December 31, 2003, and 2002, and consolidated statements of income, cash flows and stockholders’ equity for the three years ended December 31, 2003, 2002, and 2001. Based on discussions with the accountants concerning the audit, the independence discussions, and the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that these financial statements be included in CFFC’s 2003 Annual Report on Form 10-KSB.

R. Thomas Beach
Frank C. Crist, Jr.
Thomas S. Mignogna
Larry H. Redmond
Daniel P. Thornton

OWNERSHIP OF COMMON STOCK

Except for Messrs. Beach, Crist and Wynne, each listed in the following table, no person owned in excess of five percent of the outstanding common stock of CFFC as of April 1, 2004.

The following table sets forth the beneficial ownership of the common stock of CFFC as of April 1, 2004, by each director (including the Chief Executive Officer) and nominee and all directors and executive officers as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
R. Thomas Beach	104,500	(2)	10.79
A. C. Coleman, Jr.	35,200	(3)	3.63
Frank C. Crist, Jr.	56,850	(4)	5.86
T. Scott Garrett	17,400		1.79
Thomas S. Mignogna	17,000	(5)	1.75
Larry H. Redmond	20,400		2.10
Daniel P. Thornton	12,500		1.29
John L. Wynne	122,671	(6)	12.66
All directors and executive officers as a group (11 persons)	476,858		49.20

(1)	Includes shares, which may be deemed beneficially owned by virtue of family relationships, joint ownership, voting power or investment power. Includes currently exercisable options to purchase 30,000 shares (Mr. Wynne), and 10,000 shares (each of the other directors), at $10 per share.

(2)	Includes shares owned by spouse, an affiliate company, and as custodian for minor child.
(3)	Includes shares owned by family limited partnership.
(4)	Includes shares owned by family limited partnership and by spouse as custodian for minor child.
(5)	Includes shares owned jointly with spouse and by spouse as custodian for minor children.
(6)	Includes shares owned by affiliate company, as beneficiary of trust and as custodian for minor children.

Long-Term Incentive Plan

The Long-Term Incentive Plan (the “Plan”) currently in effect, as approved by the stockholders at the 2000 Annual Meeting, is intended to encourage directors and selected key employees of CFFC to develop and maintain an interest in the growth and performance of CFFC, and to create additional incentive for them to contribute to CFFC’s future success. To accomplish this, the Plan offers a combination of stock options, awards of stock, stock appreciation rights (known as “SAR’s”), and similar products, granted to participants by the Board of Directors of CFFC from time to time. A total of 200,000 unissued shares have been reserved for use pursuant to the Plan. Options are typically granted at the current fair market value, creating an incentive to enhance the performance of CFFC, and presumably, its common stock. The duration of the Plan will be ten years from the date of approval by the stockholders of CFFC.

Section 16(a) Beneficial Ownership Reporting Compliance

Based upon the records available to CFFC, all reports required of executive officers and directors were timely filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 during 2003.

Communicating with Members of the Board of Directors

The Board encourages stockholders to forward ideas and concerns for consideration. Such communications should be submitted in writing to the Board in care of the Bank at its main office, located at 1646 Graves Mill Road, Lynchburg, VA 24502.

CERTAIN TRANSACTIONS

Some of the directors and officers of CFFC and their families are at present, as in the past, customers of CFFC, and have had and expect to have transactions with CFFC in the ordinary course of business. In addition, some of the directors and officers of CFFC are at present, as in the past, also directors and officers of companies which are customers of CFFC and which have had and expect to have transactions with CFFC in the ordinary course of business. Such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features.

ITEM 2: APPOINTMENT OF INDEPENDENT AUDITOR

Larrowe & Company, PLC is being recommended to the stockholders of CFFC for appointment as independent auditor for the year ending December 31, 2004. Representatives of this firm are expected to attend the meeting and have the opportunity to make a statement and respond to appropriate questions from stockholders.

Services and Fees During 2003 and 2002

As CFFC’s independent accountants for 2003 and 2002, Larrowe & Company, PLC provided various audit and non-audit services for which CFFC was billed for fees as further described below. None of the hours expended on Larrowe & Company, PLC’s audit of CFFC’s financial statements were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees. CFFC’s Audit Committee has considered whether Larrowe & Company, PLC’s provision of non-audit services is compatible with maintaining its independence.

Audit Fees. Larrowe & Company, PLC audited CFFC’s annual financial statements included in its 2003 and 2002 Annual Reports on Form 10-KSB and, during those years, it reviewed the financial statements included in CFFC’s Quarterly Reports on Form 10-QSB. The aggregate amount of fees billed to CFFC for those services was $38,300 in 2003 and $26,700 in 2002..

Financial Information Systems Design and Implementation Fees. During 2003 and 2002, Larrowe & Company, PLC provided no services related to financial information systems design and implementation.

All Other Fees. In addition to the services listed above, Larrowe & Company, PLC provided a number of other services to CFFC during 2003 and 2002 for which the aggregate amount of fees billed to CFFC was $27,711 in 2003 and $20,100 in 2002.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPOINTMENT OF LARROWE & COMPANY, PLC AS INDEPENDENT AUDITORS FOR CFFC FOR THE CURRENT YEAR.

You are urged to execute and return promptly the enclosed form of proxy.

STOCKHOLDER PROPOSALS FOR 2005

If any eligible stockholder intends to present a proposal at the 2005 Annual Meeting of Stockholders, such proposal must be received by CFFC at its principal executive office, P.O. Box 4314, Lynchburg, Virginia 24502, on or before December 31, 2004. Otherwise, such proposal will not be considered for inclusion in CFFC’s proxy statement for such meeting.

MISCELLANEOUS

All properly executed proxies received by CFFC will be voted at the meeting in accordance with the instructions contained therein.

The Board of Directors knows of no matter not identified herein which may properly come before the meeting for action. However, if any other matter does properly come before the meeting, the person or persons named in the proxy form enclosed will vote in accordance with their judgment upon such matter.

APPENDIX A

COMMUNITY FIRST FINANCIAL CORPORATION

Nominating Committee Charter

Purpose. The Nominating Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Community First Financial Corporation (the “Corporation”) to assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board the director nominees for the next annual meeting of shareholders, or if applicable, to fill a vacancy created during the term of a member of the Board; and to recommend to the Board, on an annual basis, director nominees for each Board committee.

Committee Membership. The Committee shall consist of no fewer than three members, each of whom shall be a director of the Corporation. The Board, or if it does not do so, the Committee, shall designate a Chair of the Committee. A majority of the Committee members shall constitute a quorum for the conducting of business. Any member may call a meeting of the Committee, to be held at the offices of the Corporation or such other place as the members may agree.

Each member of the Committee shall satisfy the independence standards of Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers listing standards and all other applicable legal requirements, and be free from material relationships with the Corporation which might impact independence. Subject to the foregoing, members of the Committee shall serve at the pleasure of, and be appointed and removed by, the Board. A majority of the members of the Committee shall constitute a quorum at any meeting of the Committee.

Committee Authority and Responsibilities. The Committee shall have the responsibility to develop and recommend criteria for the selection of new directors to the Board, including, but not limited to diversity, age, skills, experience, time availability (including the number of other boards he or she sits on) in the context of the needs of the Board and the Corporation and such other criteria as the Committee shall determine to be relevant at the time. The Committee shall have the power to apply such criteria in connection with the identification of individuals to be Board members, as well as to apply the standards for independence imposed by the National Association of Securities Dealers and all applicable federal laws and the underlying purpose and intent thereof in connection with such identification process. When vacancies occur or otherwise at the direction of the Board, the Committee shall actively seek individuals whom the Committee determines meet such criteria and standards for recommendation to the Board.

The Committee shall recommend to the Board, on an annual basis, nominees for election as directors for the next annual meeting of shareholders and nominees for appointment to Committees of the Board. The Committee may form and delegate authority to subcommittees or members when appropriate. The Committee shall make other reports to the Board when the Committee deems it appropriate or upon request of the Board. The Committee shall annually review its own performance. The Committee, and each member of the Committee in his or her

1

capacities as such, shall be entitled to rely, in good faith, on information, opinions, reports, statements or other information prepared or presented to them by (i) officers and other employees of the Corporation or Community First Bank who such member believes to be reliable and competent in the matters presented, and (ii) counsel, public accountants or other persons as to matters which the member believes to be within the professional competence of such persons. Minutes of each meeting will be compiled by a designated Secretary to the Committee.

2

COMMUNITY FIRST FINANCIAL CORPORATION

1646 Graves Mill Road

Lynchburg, Virginia 24502

PROXY SOLICITED BY BOARD OF DIRECTORS

The undersigned hereby appoints R. Thomas Beach and Larry H. Redmond, or either of them, as proxies, with full power of substitution, to vote all common stock of the undersigned at the Annual Meeting of Stockholders of CFFC, to be held at the Aviary, 402 Grove Street, Lynchburg, Virginia 24501, on Monday, May 10, 2004, at 2:00 p.m., and at any adjournment thereof, as follows:

(1)	To vote FOR election to the Board of Directors of all nominees listed below as a group, unless you insert the word “NO” in the blank at the end of this paragraph. If you insert the word “NO”, you will cause your shares not to be voted in favor of anyone in the group. .

YOU MAY INSTRUCT THE ABOVE PERSONS NOT TO VOTE FOR A PARTICULAR INDIVIDUAL NOMINEE BY DRAWING A LINE THROUGH THE NOMINEE’S NAME BELOW. Your shares will then be voted for those nominees, which you have not so marked.

The listed nominees (Class B), to serve until the Annual Meetings of Stockholders in 2007, and until their successors are elected and have qualified, are:

A. C. Coleman, Jr.	Daniel P. Thornton

(2)	To vote for appointment of Larrowe & Company, PLC, as independent auditor of CFFC for the year 2004, unless one of the following two alternatives is chosen:

AGAINST ☐	ABSTAIN/WITHHOLD AUTHORITY ☐

(3)	To vote upon such other business as may be properly brought before the meeting.

THE STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED.

IF YOU DO NOT SPECIFY A CHOICE, IF YOU DO NOT ABSTAIN OR WITHHOLD AUTHORITY TO VOTE, OR IF YOU DO NOT INDICATE A CONTRARY CHOICE, THE STOCK REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL NOMINEES NAMED ABOVE TO BE ELECTED TO THE BOARD OF DIRECTORS, AND FOR APPOINTMENT OF LARROWE & COMPANY, PLC AS INDEPENDENT AUDITOR FOR CFFC FOR 2004.

Please sign your name(s) exactly as shown imprinted hereon. If acting as executor or trustee or otherwise in a fiduciary capacity, please sign as such fiduciary.

Date:
Signature of Stockholder

Signature of Stockholder